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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2002

                                   ----------

                         TOREADOR RESOURCES CORPORATION
               (Exact name of registrant as specified in charter)


          DELAWARE                       0-02517                  75-0991164
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)

 4809 COLE AVENUE, SUITE 108                                        75205
       DALLAS, TEXAS                                              (Zip Code)
  (Address of principal
    executive offices)


       Registrant's telephone number, including area code: (214) 559-3933

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.

Attached as (i) Exhibit 99.1 is the certification of G. Thomas Graves III, our President and Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and (ii) Exhibit 99.2 is the certification of Douglas W. Weir, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 on November 13, 2002.


                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TOREADOR RESOURCES CORPORATION


                                         By:      /s/ G. Thomas Graves III,
                                             -----------------------------------
                                                   G. Thomas Graves III,
                                                     President and CEO

Date:  November 13, 2002


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                                 EXHIBITS INDEX


        EXHIBIT
        NUMBER             TITLE OF DOCUMENT
        -------            -----------------

        99.1               Certification of G. Thomas Graves III, President and
                           Chief Executive Officer, under Section 906 of the
                           Sarbanes-Oxley Act of 2002, and

        99.2               Certification of Douglas W. Weir, Chief Financial
                           Officer, under Section 906 of the Sarbanes-Oxley Act of 2002.